                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR 12(g) OF
                       THE SECURITIES EXCHANGE ACT OF l934


                            BROADBASE SOFTWARE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                DELAWARE                                       77-0417081
----------------------------------------         ------------------------------------
(State of incorporation or organization)         (I.R.S. Employer Identification No.)

         172 CONSTITUTION DRIVE
             MENLO PARK, CA                                     94025
----------------------------------------                      ----------
(Address of principal executive offices)                      (Zip Code)

If this Form relates to the registration of a class       If this Form relates to the registration of a
of securities pursuant to Section 12(b) of the            class of securities pursuant to Section 12(g) of
Exchange Act and is effective pursuant to General         the Exchange Act and is effective pursuant to
Instruction A.(c), check the following                    General Instruction A.(d), check the following
box.             [_]                                      box.             [X]

  Securities Act registration statement file number to which this form relates:

                                    333-82251
                                    ---------

        Securities to be registered pursuant to Section 12(b) of the Act:

                                      NONE
                                      ----

        Securities to be registered pursuant to Section 12(g) of the Act:

                    COMMON STOCK, $0.001 PAR VALUE PER SHARE
                    ----------------------------------------
                                (Title of Class)

ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The description of the Common Stock of Registrant set forth under the caption "Description of Capital Stock" in Registrant's Registration Statement on Form S-1 (File No. 333-82251) as originally filed with the Securities and Exchange Commission on July 2, 1999, or as subsequently amended (the "Registration Statement"), and in the Prospectus included in the Registration Statement, is hereby incorporated by reference in response to this item.


ITEM 2.   EXHIBITS.

     The following exhibits are filed herewith or incorporated herein by reference:

     Exhibit
     Number         Exhibit Title or Description
     -------        ----------------------------
      3.01          Registrant's Certificate of Incorporation (incorporated
                    by reference to Exhibit 3.01 to the Registration
                    Statement).

      3.02          Registrant's Bylaws (incorporated by reference to
                    Exhibit 3.02 to the Registration Statement).

      4.01 Form of Specimen Certificate for Registrant's common stock (incorporated by reference to Exhibit 4.01 to the Registration Statement).

      4.02 Amended and Restated Investors' Rights Agreement, dated as of June 30, 1999 (incorporated by reference to Exhibit 4.02 to the Registration Statement).


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

                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  July 20, 1999                  Broadbase Software, Inc.



                                       By: /s/ Chuck Bay
                                           ----------------------------
                                           Chuck Bay
                                           Chief Financial Officer


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

                                INDEX TO EXHIBITS

     Exhibit
     Number         Exhibit Title or Description
     -------        ----------------------------
      3.01          Registrant's Certificate of Incorporation (incorporated
                    by reference to Exhibit 3.01 to the Registration
                    Statement).

      3.02          Registrant's Bylaws (incorporated by reference to
                    Exhibit 3.02 to the Registration Statement).

      4.01 Form of Specimen Certificate for Registrant's common stock (incorporated by reference to Exhibit 4.01 to the Registration Statement).

      4.02 Amended and Restated Investors' Rights Agreement, dated as of June 30, 1999 (incorporated by reference to Exhibit 4.02 to the Registration Statement).


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